                                                                   EXHIBIT 10.26

                            SECURED PROMISSORY NOTE



$87,826.42                                              Pittsburgh, Pennsylvania

                                                    Dated as of November 8, 1999



        FOR VALUE RECEIVED, the undersigned, MARC OLIN ("Borrower"), promises to pay to the order of PROGRAPH SYSTEMS, INC., a Pennsylvania corporation (the "Company"), the principal sum of EIGHTY SEVEN THOUSAND, EIGHT HUNDRED AND TWENTY-SIX DOLLARS AND FORTY-TWO CENTS ($87,826.42) with interest from the date hereof on the unpaid balance as specified herein. The entire unpaid balance of principal and interest shall be immediately due and payable, without notice, on the earlier to occur of (1) Five (5) years from date of this note, (2) breach of the Pledge Agreement dated the date hereof between the Company and Borrower, or
(3) a date specified in a written notice provided by Borrower to the Company setting forth a date for repayment at least 5 business days after the date of such notice.

        The interest rate on this note shall be an annual rate of interest equal to six percent (6%), compounded semiannually. Interest shall be computed on the basis of a year of 365 days and the actual number of days elapsed, except that interest shall not be computed on the day of full repayment of this note. Interest not paid when due shall earn interest at the rate specified above.

        If payment is not made when due, and if action is instituted on this note, the undersigned agrees to pay the Company reasonable attorneys' fees and costs of suit, as fixed by court in connection with the collection of the outstanding amounts due under this note.

        The undersigned shall have the right to prepay all or any part of the unpaid principal amount of this note, without premium, at any time prior to the maturity hereof.

        This note is originally secured by a pledge of shares of Common Stock of the Company pursuant to a Pledge Agreement of even date herewith, which is on file with the Secretary of the Company.

        If one or more of the provisions hereof shall be declared or held to be invalid, illegal, or unenforceable in any respect in any jurisdiction, the validity, legality and enforceability of the remaining provisions hereof shall not in any way be affected or impaired thereby and any such declaration or holding shall not invalidate or render unenforceable such provision in any other jurisdiction.

        In case the note shall become mutilated or defaced, or be destroyed, lost or stolen, the Borrower shall execute and deliver a new note of like principal amount in exchange and substitution for the mutilated or defaced note, or in lieu of and in substitution for the destroyed, lost or stolen note. In the case of a mutilated or defaced note, the Company shall surrender such note to the Borrower. In the case of any destroyed, lost or stolen note, the Company shall furnish to the Borrower evidence to its satisfaction of the destruction, loss or theft of such note.

        Notwithstanding anything to the contrary herein, in the event the value of the Shares secured by the Pledge Agreement is insufficient to pay the full amount due and owing hereunder, the Company may seek reimbursement from Borrower for any deficiency, but only up to the sum of (i) 30% of the original principal balance of this note, plus (ii) all interest accrued from the date of this note to the due date as determined pursuant to the first paragraph of this note.

        To secure the payment of said amount, I, the undersigned, hereby authorize, irrevocably, any attorney of any court of record, to appear for me in such court, in term, time or vacation, at any time hereafter, and confess a judgment without process in favor of the holder of this Note for such amount as may appear to be unpaid thereon, whether due or not, together with costs, and to waive and release all heirs which may interfere in any such proceedings and to consent to immediate execution upon such judgment; hereby ratifying and confirming all that my said attorney may do by virtue hereof.

        This note shall be governed by and construed in accordance with the laws of the Commonwealth of Pennsylvania, without regard to Pennsylvania choice of law provisions.

        IN WITNESS WHEREOF, the undersigned has signed, dated and delivered this note as of the date and year first above written.


                                   -------------------------------
                                             Marc Olin